                                                                                                              EXHIBIT 21

                                                  DRS TECHNOLOGIES, INC.
                                     SUBSIDIARIES OF THE COMPANY AS OF MARCH 31, 1998

            SUBSIDIARY                                                                           PLACE OF INCORPORATION
            ----------                                                                           ----------------------
DRS Electronic Systems, Inc.                                                          United States of America (Delaware)
DRS Technical Services, Inc.                                                          United States of America (Delaware)
DRS Systems Management Corporation                                                    United States of America (Delaware)
DRS Laurel Technologies                                                               United States of America (Delaware)
DRS Precision Echo, Inc.                                                              United States of America (Delaware)
DRS Ahead Technology, Inc.                                                            United States of America (Delaware)
DRS Photronics, Inc.                                                                  United States of America (New York)
DRS Optronics, Inc.                                                                   United States of America (Delaware)
DRS Technologies Canada, Inc.                                                         United States of America (Delaware)
DRS Nova Scotia                                                                       Canada (Nova Scotia)
DRS Technologies Canada Company                                                       Canada (Nova Scotia)
DRS Technologies (Europe) Ltd.                                                        United Kingdom
DRS Technologies (UK) Ltd.                                                            United Kingdom
DRS Hadland Ltd.                                                                      United Kingdom
DRS Hadland GmbH                                                                      Federal Republic of Germany
DRS Hadland, Inc.                                                                     United States of America (Delaware)
DRS Air, Inc.                                                                         United States of America (Delaware)
DRS/MS, Inc.                                                                          United States of America (Delaware)
DRS International, Inc.                                                               United States of America (Delaware)
Diagnostic/Retrieval Systems (DRS) Technologies Parsippany B.V.                       Netherlands
Magnetic Heads Co. Ltd.                                                               Republic of Bulgaria